UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 18, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                 001-16587              58-1597246
       (State or Other            (Commission File        (I.R.S. Employer
       Jurisdiction of                Number)               Identification
        Incorporation)                                        Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

                On April 18, 2005, Orion HealthCorp, Inc. issued a press release announcing that the Company had found it necessary to delay the filing of its Annual Report on Form 10-KSB beyond the extended April 15, 2005, deadline. In the press release, the Company also reported on its estimated net operating revenues and pre-tax net loss for the year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits

(c) Exhibits -  The following exhibits are furnished as part of this current report:

Exhibit         Description
99.1            Copy of press release issued by the Company on April 18, 2005.

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

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                  ----------------------
                                                     Stephen H. Murdock
                                                     Chief Financial Officer



Date:    April 19, 2005

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
------   -----------------------

99.1     Copy of press release issued by the Company on April 18, 2005.

                                       4